SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) November 10, 1997

                             LILLY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



             Indiana                        0-6953               35-0471010
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(State or other jurisdiction)     (Commission File Number)      (IRS Employer
                                                             Identification No.)



  733 South West Street                                            46225
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code             (317) 687-6700
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Item 5.  Other Events.

     Pursuant to General Instruction F to Form 8-K, the press release issued November 10, 1997, concerning the pricing and closing of the Rule 144A $100 million Senior Notes offering and the closing of the $175 million unsecured bank revolving debt facility of Lilly Industries, Inc. is incorporated herein by reference and is attached hereto as Exhibit 99.


Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              Exhibit 99 - Press Release dated November 10, 1997

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LILLY INDUSTRIES, INC.


                                     By: /s/ John C. Elbin
                                         ---------------------------------------
                                         John C. Elbin,
                                         Vice President, Chief Financial Officer
                                         and Secretary